UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

☒ Filed by the Registrant

☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

China Automotive Systems, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your **Vote** Counts!

CHINA AUTOMOTIVE SYSTEMS, INC.

2023 Annual Meeting

Vote by August 29, 2023

11:59 PM ET



[redacted]

You invested in CHINA AUTOMOTIVE SYSTEMS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on August 30, 2023.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 16, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

August 30, 2023
9:00 AM LST

Second Floor Meeting Room, D8 Henglong Building
Optics Valley Software Park
No. 1 Guanshan First Avenue, Wuhan City
Hubei Province, the People's Republic of China

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www .. ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Elect five directors of the Company to hold office until the 2024 Annual Meeting of Stockholders and until their successors are elected and qualified. Nominees: 01) Hanlin Chen 03) Guangxun Xu 05) Tong Kooi Teo 02) Qizhou Wu 04) Heng Henry Lu 2. Approve an advisory (non-binding) proposal concerning the Company's named executive officer compensation program. 3. Approve an advisory (non-binding) vote concerning the frequency of holding future advisory votes on executive compensation. Board Recommend! 0For 0For &Years NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.